Exhibit 10.20

GOLDEN WISDOM PTE. LTD. Company Reg. No. 200821738G

9 Temasek Boulevard #32-01, Suntec Tower Two Singapore 038989 Tel: (65) 6536 8838 Fax: (65) 6536 8228

31 December 2012

Parakou Shipmanagement Pte Ltd

9 TEMASEK BOULEVARD

#32-01 SUNTEC TOWER 2

SINGAPORE 038989

Dear Sirs

LEASE OF 9 TEMASEK BOULEVARD #32-01 SUNTEC TOWER 2 SINGAPORE 038989 (“Demised Premises”)

1	We refer to the lease for the Demised Premises.

2	In the premises, the monthly rental for the Demised Premises are:

(i)	Monthly Rent: S$85,696.00;

(ii)	GST on Monthly Rent: S$5,998.72.

3	The reduced payments breakdown are:

(a)	Monthly Rent: S$7,937.52 (S$85,696 – S$77,758.48);

(b)	GST on Monthly Rent: S$555.63 ($5,998.72 – S$5,443.09).

4	The total reduced payments are therefore S$33,972.60, consisting of:

(1)	Monthly Rent (4 months – September to December 2012 – S$7,937.52 × 4): S$31,750.08;

(2)	GST on Monthly Rent: S$2,222.52 (S$555.63 × 4).

5	A credit note for the sum of S$33,972.60 shall be issue to “Parakou Shipmanagement Pte Ltd” by 04 January 2013.

6	Thanks.

Yours faithfully

for and on behalf of

Golden Wisdom Pte Ltd

THIS LEASE is made on the 31 day of December 2012

BETWEEN:

Golden Wisdom Pte Ltd (UEN No. 200821738G), a company incorporated in the Republic of Singapore and having its registered office at 9 Temasek Boulevard #32-01 Suntec Tower 2 Singapore 038989 (hereinafter referred to as the “Landlord” which expression shall where the context so admits include its successors and assigns) of the one part; and

Parakou Shipmanagement Pte Ltd (UEN No. 200821746W), a company incorporated in the Republic of Singapore and having its registered office at 9 Temasek Boulevard #32-01 Suntec Tower 2 Singapore 038989 (hereinafter referred to as the “Tenant” which expression shall where the context so admits include its successors and permitted assigns) of the other part.

WHEREBY IT IS AGREED as follows: -

The Tenant is to pay to the Landlord the monthly rent of S$77,758.48 in respect of the Demised Premises for an agreed floor area of approximately 903 square metre or 9,719.81 square feet (hereinafter referred to as the “Rent”), monthly in advance on the 1st day of each calendar month and clear of all deductions, save for the first payment of Rent which shall be made on:

(a)	execution of this lease; or

(b)	commencement of business on the Premises

whichever date is earlier. If the commencement date of the Term does not fall on the 1st day of a calendar month, the said 1st payment shall be apportioned for the period from the commencement date of the term to the end of the calendar month in which the Term commences, inclusive of the two (2) said dates.

The Tenant shall pay as and when required by the Landlord such sums in respect of Goods and Services Tax, or other imposition of a like nature by whatever name called that may be levied and imposed by the Government on or in respect of rent, and other charges whatsoever payable by the Tenant to the Landlord under this Lease.

The Rent and other sums expressed payable by the Tenant under this Lease shall be exclusive of any applicable goods and service tax which may be imposed or charged by ant government statutory or tax authority on or calculated by reference to the amount of the Rent received or receivable by the Landlord under this Lease and the Tenant shall pall all such taxes in the manner and within the period prescribed in accordance with the applicable laws and regulations.

SCHEDULE

(Main Particulars)

1.	LANDLORD

Name	:	Golden Wisdom Pte Ltd
Country of Incorporation	:	Singapore
Registered Office	:	9 Temasek Boulevard #32-01 Suntec Tower 2 Singapore 038989

2. TENANT

Name	:	Parakou Shipmanagement Pte Ltd
Country of Incorporation	:	Singapore
Registered Office	:	9 Temasek Boulevard #32-01 Suntec Tower 2 Singapore 038989

3.	DEMISED PREMISES

The 32nd Storey of Suntec Tower Two with the exception of Unit 02

4.	TERM

Two (2) years commencing on 1st January 2013 and expiring on 31st December 2014 with an agreed offer of One (1) month free rent. An option to renew the Term for a further two (2) years shall be granted based on the existing market condition.

IN WITNESS WHEREOF the parties hereto have executed this Lease the day and the year first above written.

SIGNED by Por Liu For and on behalf of GOLDEN WISDOM PTE LTD	SIGNED by Yang Jian Gou For and on behalf of PARAKOU SHIPMANAGEMENT PTE LTD

/s/ Por Liu	/s/ Yang Jian Gou
in the presence of: /s/ Chris Chagabuli Signature of Witness Name: Chris Chagabuli NRIC No.: